SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report: January 15, 1999
(Date of earliest event reported)


               CAPCO America Securitization Corporation
             Commercial Mortgage Pass-Through Certificates
                          Series 1998-D7


          (Exact name of registrant as specified in its charter)

Delaware                   333-22133                    13-3672336
--------------------      ---------------          -------------------

(State or Other Juris-     (Commission               (I.R.S. Employer
diction of Incorporation    File Number)              Identification Number)


Two World Financial Center, Building B, New York, New York       10281
----------------------------------------------------------------------------
(Address of Principal Executive Office)                        (Zip Code)


Registrant's telephone number, including area code:          212-667-9300

ITEM 5.         OTHER EVENTS

        This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-D7 issued pursuant to a Pooling and Servicing Agreement, dated as of September 11, 1998 (the "Pooling and Servicing Agreement"), by and among CAPCO America Securitization Corporation (the "Company"), as depositor, The Capital Company of America Client Services LLC, as servicer, Amresco Services, LP, as co-servicer, Amresco Management, Inc, as initial special servicer, Amresco Services, LP, as operating advisor, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.333-22133) (the "Registration Statement").

        Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

        Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer has prepared this Current Report containing (i) the January 15, 1999 Distribution Date Statement prepared by the Trustee pursuant to Section 4.02
(a) of the Pooling and Servicing Agreement, (ii) the monthly mortgage loan report prepared under Section 4.02 (b) of the Pooling and Servicing Agreement, and (iii) the monthly reports provided by the Servicer to the Trustee under
Section 4.02 (c) of the Pooling and Servicing Agreement.

        This Current Report has been prepared and signed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits


                    Item 601(a) of
                    Regulation S-K
    Exhibit No.     Exhibit No.        Description


    5.1             99                 Monthly Distribution Date Statement
                                       pursuant to Section 4.02 (a) of the
                                       Pooling and Servicing Agreement for the
                                       distribution on January 15, 1999

    5.2             99                 Monthly mortgage loan report under
                                       Section 4.02 (b) of the
                                       Pooling and Servicing Agreement

    5.3             99                 Comparative Financial Status
                                       Report as of 1/11/99

                                       Delinquent Loan Status Report as of
                                       1/11/99

                                       REO Status Report as of 1/11/99

    5.4             99                 Watch List as of 1/11/99

                                       Historical Loan Modification Report
                                       As of 1/11/99

                                       Historical Loss Estimate Report as of
                                       1/11/99

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                         THE CAPITAL COMPANY OF AMERICA CLIENT SERVICES LLC, IN ITS CAPACITY AS SERVICER UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF CAPCO AMERICA SECURITIZATION CORPORATION, REGISTRANT



                                             By:  /s/ Ann Hambly
                                                      Ann Hambly
                                                      President/CEO






Date: January 15, 1999

                    EXHIBIT INDEX



                Item 601 (a) of
                Regulation S-K
Exhibit No.     Exhibit No.         Description


5.1             99                 Monthly Distribution Date Statement
                                   pursuant to Section 4.02 (a) of the
                                   Pooling and Servicing Agreement for the
                                   distribution on January 15, 1999

5.2             99                 Monthly mortgage loan report under Section
                                   4.02 (b) of the Pooling and Servicing
                                   Agreement

5.3             99                 Comparative Financial Status
                                   Report as of 1/11/99

                                   Delinquent Loan Status Report as of
                                   1/11/99

                                   REO Status Report as of 1/11/99

5.4             99                 Watch List as of 1/11/99

                                   Historical Loan Modification Report
                                   as of 1/11/99

                                   Historical Loss Estimate Report as of
                                   1/11/99